Exhibit 99.1

Execution Version

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of October 1, 2013 (this “Agreement”), is by and among Sumitomo Corporation of America, a New York corporation (“Parent”), and the stockholders of the Company listed on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”).

RECITALS

WHEREAS, Parent, Lochinvar Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Edgen Group Inc., a Delaware corporation (the “Company”), are concurrently herewith entering into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, at the effective time under the Merger Agreement (the “Effective Time”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, each Stockholder is the record and beneficial owner of at least the number of shares of Voting Stock set forth next to such Stockholder’s name on Schedule A hereto (each such Stockholder’s pro rata portion of the number of shares of Voting Stock that in the aggregate represents 40% of the issued and outstanding shares of Voting Stock as of the date hereof, the “Covered Shares”); and

WHEREAS, as a condition and material inducement to Parent’s willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger, each Stockholder has agreed to enter into this Agreement, pursuant to which such Stockholder is agreeing, among other things, to vote all of its Covered Shares in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

GENERAL

Section 1.01 Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

(a) “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning.

(b) “Expiration Date” means any date upon which the Merger Agreement is terminated in accordance with its terms.

(c) “Permitted Transfer” means a Transfer of Covered Shares by a Stockholder to an Affiliate of such Stockholder, provided that, (i) such Affiliate shall remain an Affiliate of such Stockholder at all times following such Transfer, (ii) prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to the Covered Shares subject to such Transfer, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares transferred as such Stockholder shall have made hereunder.

(d) “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE II

VOTING

Section 2.01 Agreement to Vote.

(a) Each of the Stockholders hereby agrees that, as soon as practicable following the request of the Company after the execution and delivery of this Agreement and the Merger Agreement, such Stockholders will execute and deliver to the Company a written consent in the form attached as Exhibit D to the Merger Agreement (a “Stockholder Consent”). The Stockholder Consent shall be irrevocable, except as provided in Section 5.01 below.

(b) In addition, each of the Stockholders hereby irrevocably and unconditionally agrees that during the period beginning on the date hereof and ending on the earliest of (x) the Closing Date, (y) the Expiration Date or (z) the termination of this Agreement in accordance with its terms (each of (x), (y) and (z), a “Termination Event”), at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholders shall, in each case, to the fullest extent that such matters are submitted for the vote or written consent of the Stockholders and that the Covered Shares are entitled to vote thereon or consent thereto:

(i) appear at each such meeting or otherwise cause the Covered Shares as to which the Stockholders control the right to vote to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares as to which the Stockholders control the right to vote (A) in favor of the adoption of the Merger Agreement and any related proposal in furtherance thereof, as reasonably requested by Parent, submitted for the vote or written consent of stockholders, including, without limiting any of the foregoing obligations, in favor of any proposal to adjourn or postpone to a later date any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held, (B) against any action or agreement submitted for the vote or written consent of stockholders that the Stockholders know is in opposition to the Merger or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholders contained in this Agreement, and (C) against any Takeover Proposal and against any other action, agreement or transaction submitted for the vote or written consent of stockholders that the Stockholders know would impede, interfere with, delay, postpone, discourage, frustrate the purposes of, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by the Stockholders of their obligations under this Agreement. Anything herein to the contrary notwithstanding, this Section 2.01 shall not require any Stockholder to be present or vote (or cause to be voted) any of its Covered Shares to amend the Merger Agreement.

(c) Any vote required to be cast or consent required to be executed pursuant to this Section 2.01 shall be cast (or consent shall be given) by the Stockholders in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

(d) Unless a Termination Event has occurred, the obligations of the Stockholders specified in Section 2.01(a) and Section 2.01(b) shall apply whether or not the Merger or any action described above is recommended by the Company Board (or any committee thereof).

(e) Nothing in this Agreement, including this Section 2.01, shall limit or restrict any affiliate or designee of any Stockholder who serves as a member of the Company Board in acting in his or her capacity as a director of the Company and exercising his or her fiduciary duties and responsibilities, it being understood that this Agreement shall apply to the Stockholders solely in their capacity as stockholders of the Company and shall not apply to any such affiliate or designee’s actions, judgments or decisions as a director of the Company.

(f) Nothing contained in this Agreement shall be deemed to cause Parent to acquire Beneficial Ownership of the Covered Shares.

Section 2.02 No Inconsistent Agreements. Each of the Stockholders hereby covenants and agrees that, except for this Agreement and the Stockholder Consent and except as may be permitted by Section 4.03(b), it (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares with respect to any of the matters described in Section 2.01(b)(ii) (the “Section 2.01(b) Matters”), (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered

Shares with respect to any of the Section 2.01(b) Matters and (c) has not taken and while this Agreement remains in effect shall not take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of its obligations under this Agreement. Each of the Stockholders hereby represents that all proxies or powers of attorney given by such Stockholders prior to the execution of this Agreement in respect of the voting of each such Stockholder’s Covered Shares with respect to the Section 2.01(b) Matters, if any, are not irrevocable and each Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies or powers of attorney with respect to each such Stockholder’s Covered Shares with respect to the Section 2.01(b) Matters.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of the Stockholders. Each Stockholder, as to itself only, hereby represents and warrants to Parent as follows:

(a) Authorization. The Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder or any manager or partner thereof are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b) Ownership. The Covered Shares owned by the Stockholder are as of the date hereof, and will be through the Closing Date, Beneficially Owned and owned of record by the Stockholder, free and clear of any Liens. Except as contemplated by this Agreement, the Stockholder has the voting power to control the vote and consent as contemplated herein, the power of disposition, the power to issue instructions with respect to the matters set forth in ARTICLE II, and the power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Stockholder’s Covered Shares.

(c) No Violation. The execution, delivery and performance of this Agreement by the Stockholder does not and will not (whether with or without notice or lapse of time, or both) (i) violate any provision of the certificate of formation or other comparable governing documents, as applicable, of the Stockholder, (ii) violate, conflict with or result in the breach of any of the terms or conditions of, result in any (or the right to make any) modification of or the cancellation or loss of a benefit under, require any notice, consent or action under, or otherwise give any Person the right to terminate, accelerate obligations under or receive payment or additional rights under, or constitute a default under, any Contract to which the Stockholder is a party or by which it is bound or (iii) violate any Law applicable to the Stockholder or by which any of the Stockholder’s assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, impair in any material respect the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(d) Consents and Approvals. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require the Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, other than the filings of any reports with the SEC and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by the Stockholder of any of its obligations hereunder.

(e) Absence of Litigation. As of the date hereof, there is no action pending or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder before or by any Governmental Entity that would reasonably be expected to impair in any material respect the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f) Reliance by Parent and Merger Sub. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties of the Stockholder contained herein. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

Section 3.02 Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:

(a) Authorization. Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and Parent has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Parent and no other actions or proceedings on the part of Parent are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

ARTICLE IV

OTHER COVENANTS

Section 4.01 Prohibition on Transfers, Other Actions. During the term of this Agreement, each Stockholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein (including by tendering into a tender or exchange offer), unless such Transfer is a Permitted Transfer, (ii) subject to Section 4.03(b) below, enter into any agreement, arrangement or understanding with any Person (other than Parent or Merger Sub), or knowingly take any other action, that violates or conflicts with the Stockholder’s representations, warranties, covenants and obligations under this Agreement, or (iii) knowingly take any action that would restrict or otherwise affect the Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio.

Section 4.02 Stock Dividends, etc. In the event of a stock split, stock dividend or distribution, or any change in the Voting Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 4.03 No Solicitation.

(a) Except as set forth in this Section 4.03, each Stockholder hereby agrees that it shall, and shall direct its Representatives to, immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Takeover Proposal. During the term of this Agreement and except as permitted by Section 4.03(b), each Stockholder agrees that it shall not, and it shall not authorize any of its Representatives to, directly or indirectly, (i) solicit, initiate or knowingly take any action to facilitate or encourage (it being understood and agreed that ministerial acts that are not otherwise prohibited by this Section 4.03(a) (such as answering unsolicited phone calls or advising parties of the existence of this Section 4.03) shall not be deemed to “facilitate” or “encourage” for purposes of this Section 4.03(a)) the submission of any Takeover Proposal, (ii) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries, to any third party that the Stockholder is aware is seeking to make, or has made, any Takeover Proposal, (iii) enter into any agreement in principle, letter of intent, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to any Takeover Proposal (iv) make or participate in, directly or indirectly, a “solicitation” of “proxies” (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any Shares in connection with any vote or other action on any of the Section 2.01(b) Matters, other than to recommend that stockholders of the Company vote in favor of the adoption of the Merger Agreement and as otherwise expressly provided in this Agreement or to otherwise vote or consent with respect to Covered Shares in a manner that would not violate Section 2.01, or (v) agree to do any of the foregoing.

(b) Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take the actions set forth in Section 5.04 of the Merger Agreement with respect to a Takeover Proposal and such Stockholder has not breached this Section 4.03, each Stockholder and its Representatives will be free to participate in any discussions or negotiations regarding such Takeover Proposal (including, without limitation, any related stockholders’ consent or voting agreement) with the Person making such Takeover Proposal and to otherwise take action to the extent the Company may take such action, provided that such action by such Stockholder and its Representatives would be permitted to be taken by the Company pursuant to Section 5.04 of the Merger Agreement.

(c) For purposes of this Section 4.03, the Company will be deemed not to be a Representative of any Stockholder, and any officer, director, employee, agent or advisor of the Company (in each case, solely in their capacities as such) will be deemed not to be a Representative of any such Stockholder. For the avoidance of doubt, nothing in this Section 4.03 shall affect in any way the obligations of any Person (including the Company) under Section 5.04 of the Merger Agreement.

Section 4.04 Notice of Acquisitions; Proposals Regarding Prohibited Transactions. Each Stockholder hereby agrees to notify Parent in writing (a) as reasonably promptly as practicable (and in any event within 48 hours following such acquisition by the Stockholder) of the number of any additional Shares or other securities of the Company of which the Stockholder acquires Beneficial Ownership on or after the date hereof (other than any Shares acquired in the Exchange) and (b) promptly (but in no event later than 24 hours) after obtaining knowledge of the receipt by the Stockholder (or any of its Representatives) after the date hereof of any Takeover Proposal or any inquiry that would reasonably be expected to lead to a Takeover Proposal, and shall disclose the terms of such Takeover Proposal if the Company has not already notified Parent of such Takeover Proposal. For the avoidance of doubt, in the event that a third party contacts a Stockholder or a Representative of the Stockholder regarding a potential Takeover Proposal, the Stockholder shall not be in breach of this Agreement in any respect to the extent such Stockholder or its Representative responds to such third party that it is bound by the terms of this Agreement and is unable to discuss or respond to such matters without first complying with the procedures set forth herein with respect to any such discussions.

Section 4.05 Waiver of Appraisal Rights. Each Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights (including under Section 262 of the DGCL) that the Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.

Section 4.06 Waiver of Claims. Each Stockholder agrees (on their own behalf and on behalf of their successors-in-interest, transferees or assignees) to forego participation as a plaintiff or member of a plaintiff class in any action (including any class action) with respect to any claim, direct, derivative or otherwise, based on their status as stockholders of the Company relating to the negotiation, execution or delivery of the Stockholder Consent or the Merger

Agreement or the consummation of (but not the failure to consummate) the Merger and the other transactions contemplated by the Merger Agreement, and to take all necessary steps to affirmatively waive and release any right or claim of recovery or recovery in any settlement or judgment related to any such action reasonably requested by Parent in writing; provided, however, that none of the Stockholders waive, release or discharge any claims relating to this Agreement, the Exchange and Termination Agreement or the breach of the Merger Agreement by Parent or Merger Sub or breach of the Guarantee by Guarantor (as such terms are defined in the Merger Agreement). For the avoidance of doubt, none of the Stockholders waive, release or discharge any claims relating to the right to receive the Merger Consideration under the Merger Agreement.

Section 4.07 Disclosure. Subject to reasonable prior notice and approval (not to be unreasonably withheld, conditioned or delayed) of the Stockholders, each Stockholder hereby authorizes the Company and Parent to publish and disclose in any announcement or disclosure required by the SEC and in the Information Statement the Stockholder’s identity and ownership of such Stockholder’s Covered Shares and the nature of the Stockholder’s obligations under this Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.01 Termination. This Agreement shall remain in effect until the earliest to occur of (i) the Expiration Date, (ii) the Closing Date, and (iii) the delivery of written notice by Parent to the Stockholders of termination of this Agreement, and upon the occurrence of the earliest of such events this Agreement shall terminate and be of no further force and effect; provided, however, that the provisions of this Section 5.01, Section 5.02 and Section 5.04 through Section 5.13 shall survive any termination of this Agreement. In addition, each Stockholder shall have the right to terminate this Agreement following any amendment of the Merger Agreement. Nothing in this Section 5.01 and no termination of this Agreement shall relieve or otherwise limit any party of liability for any prior willful and material breach of this Agreement. In the event the Merger Agreement is terminated prior to the Effective Time, this Agreement and any consent, including without limitation, the Stockholder Consent, executed pursuant hereto shall be deemed null and void and shall have no further force or effect.

Section 5.02 Stop Transfer Order. In furtherance of this Agreement, each Stockholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to the Transfer of any of the Covered Shares held of record by such Stockholder (other than any Transfers that are Permitted Transfers or pursuant to the Exchange) and (i) if this Agreement is terminated in accordance with Section 5.01, then, promptly following the termination of this Agreement, or (ii) immediately following the Closing (and in any event within such time as would not delay receipt by the Stockholder of the Merger Consideration), to cause any stop transfer instructions imposed pursuant to this Section 5.02 to be lifted.

Section 5.03 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and Parent shall have no authority to direct the Stockholders in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

Section 5.04 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or e-mail of a “portable document format” (.pdf) document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.04):

If to Parent:	Sumitomo Corporation of America
840 Gessner Rd
Suite 900
Houston, Texas 77024
Facsimile: 713-658-9246
Attention: John Howard, Senior Vice President, Unit Head, Mid. Downstream

with a copy (which will not constitute notice to Parent) to:	Norton Rose Fulbright
Fulbright Tower
1301 McKinney, Suite 5100
Houston, Texas 77010
Facsimile: 713-651-5246
E-mail: kevin.trautner@nortonrosefulbright.com
Attention: P. Kevin Trautner

If to a Stockholder:	To the address set forth opposite such Stockholder’s name in Schedule A hereto.

with a copy (which will not constitute notice to the Stockholders) to:	Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Facsimile: (212) 806-6006
E-mail: mepstein@stroock.com and bkulman@stroock.com
Attention: Melvin Epstein and Bradley Kulman

If to the Company, to:	Edgen Group Inc.
18444 Highland Road
Baton Rouge, Louisiana 70809
Facsimile: 225-756-7953
Attention: General Counsel

with a copy (which will not constitute notice to the Company) to:	Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Facsimile: 215-655-2971
	E-mail:	carmen.romano@dechert.com
eric.siegel@dechert.com
	Attention:	Carmen J. Romano
Eric S. Siegel

Section 5.05 Interpretation. Where a reference in this Agreement is made to a Section, Exhibit or Schedule, such reference shall be to a Section of, Exhibit to or Schedule of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” A reference in this Agreement to $ or dollars is to U.S. dollars. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

Section 5.06 Counterparts; Facsimile or .pdf Signatures. This Agreement may be executed in any number of counterparts (including by facsimile, by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document), all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement will have received counterparts signed by all of the other parties.

Section 5.07 Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement and the Stockholder Consent, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement among the parties with respect to the subject matter of this Agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

Section 5.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

(b) Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the courts of the Delaware Court of Chancery and any state appellate court therefrom within State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the Federal courts of the United States of America located in the State of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.04 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 5.08, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 5.08(c).

Section 5.09 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at Law or in equity.

Section 5.10 Amendment; Waiver. This Agreement may be amended, modified or supplemented by a writing executed by each of the parties hereto. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.11 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 5.12 Assignment; Successors; No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

Section 5.13 Stockholder Capacity. The restrictions and covenants of each Stockholder hereunder shall not be binding, and shall have no effect, in any way with respect to any director or officer of the Company or any of its Subsidiaries in such Person’s capacity as such a director or officer, nor shall any action taken by any such director or officer in his or her capacity as such be deemed a breach by a Stockholder of this Agreement.

Section 5.14 Several Liability. Parent acknowledges that the obligations of each Stockholder under this Agreement shall be several (and not joint) and no Stockholder shall be responsible in any way for the actions or omissions of the others.

Section 5.15 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Parent and the Stockholders have caused to be executed or executed this Agreement as of the date first written above.

SUMITOMO CORPORATION OF AMERICA

By:	/s/ Tsuyoshi Oikawa
Name:	Tsuyoshi Oikawa
Title:	Senior Vice President

[Signature Page to Voting Agreement]

EDGEN MURRAY II, L.P.

By:	Edgen Murray II GP, LLC, as its General Partner

By:	Jefferies Capital Partners IV, L.P., as its Majority Member

By:	JCP IV, LLC, as its General Partner

By:	Jefferies Capital Partners LLC, as its Managing Member

By:	/s/ James L. Luikart
Name:	James L. Luikart
Title:	Managing Member

BOURLAND & LEVERICH HOLDINGS LLC

By:	Jefferies Capital Partners IV, L.P., as its Member

By:	JCP IV, LLC, as its General Partner

By:	Jefferies Capital Partners LLC, as its Managing Member

By:	/s/ James L. Luikart
Name:	James L. Luikart
Title:	Managing Member

[Signature Page to Voting Agreement]

Schedule A

Stockholder	Address	Shares

Edgen Murray II, L.P.	c/o Jefferies Capital Partners, 520 Madison Avenue, 12th Floor, New York, NY 10022	8,978,760

Bourland & Leverich Holdings LLC	c/o Jefferies Capital Partners, 520 Madison Avenue, 12th Floor, New York, NY 10022	8,347,217